Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-1-2005	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		10/18/2005
2	Payment Date		10/20/2005
3	Collection Period	8/28/2005	10/1/2005	35
4	Monthly Interest Period - Actual	9/20/2005	10/19/2005	30
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	119,426,418.72	—	63,520,251.02	55,906,167.70	0.1315439
7	Class A-2 Notes	420,000,000.00	420,000,000.00	—	—	420,000,000.00	1.0000000
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,379,819,676.72	$ —	$63,520,251.02	$1,316,299,425.70

12	Total Securitization Value	$1,685,393,258.00	$1,413,527,542.72			$1,350,007,291.70

				Per $1000	Principal& Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	297,073.22	2.4875000	63,817,324.24	534.3652177
14	Class A-2 Notes	3.5200%	1,232,000.00	2.9333333	1,232,000.00	2.9333333
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		3,631,156.55		67,151,407.57

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	29,887,596.91
18	Sales Proceeds - Early Terminations	14,644,216.97
19	Sales Proceeds - Scheduled Terminations	23,310,381.76
20	Security Deposits for Terminated Accounts	112,775.00
21	Excess Wear and Tear Received	70,505.43
22	Excess Mileage Charges Received	145,541.09
23	Other Recoveries Received	175,235.74

24	Subtotal: Total Collections	68,346,252.90

25	Repurchase Payments	—
26	Postmaturity Term Extension	2,307,005.21
27	Investment Earnings on Collection Account	171,636.02

28	Total Available Funds, prior to Servicer Advances	70,824,894.13

29	Servicer Advance	—

30	Total Available Funds	70,824,894.13
31	Reserve Account Draw	—
32	Available for Distribution	70,824,894.13

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		1,177,939.62
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		3,631,156.55
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	66,010,797.96
46	Regular Principal Distribution Amount	63,520,251.02
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		63,520,251.02
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		2,490,546.94

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-1-2005	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,194,426,418.72
52	Less: Aggregate Securitization Value (End of Collection Period)	(1,350,007,291.70)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,194,426,418.72
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(1,130,906,167.70)

58	Regular Principal Distribution Amount	63,520,251.02

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	1,350,007,291.70
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	1,130,906,167.70

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	70,824,894.13
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	1,177,939.62
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	3,631,156.55
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	66,010,797.96
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70)	—
73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	66,010,797.96
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		49,011.03

85	Subtotal: Reserve Fund Available for Distribution		16,902,943.61
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,902,943.61
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		49,011.03

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,510	27,009,405.08
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(23,389,156.76)
94b	Less: Aggregate Sales Proceed & Recoveries for Prior Month Scheduled Terminated Units		(92,921.16)
95	Less: Excess Wear and Tear Received		(70,505.43)
96	Less: Excess Mileage Received		(145,541.09)

97	Current Period Net Residual Losses/(Gains)	1,510	3,311,280.64

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	1,561	2,289,556.91
100	Current Period Net Residual Losses (Item 97)	1,510	3,311,280.64

101	Ending Cumulative Net Residual Losses	3,071	5,600,837.55

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.33%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-1-2005	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	1,350,007,292
105	Number of Current Contracts		72,157	63,996
106	Weighted Average Lease Rate		3.59%	3.49%
107	Average Remaining Term		27.48	18.95
108	Average Original Term		42.98	43.03
109	Monthly Prepayment Speed			89.51%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	66,328	1,548,881,855	1,413,527,543
111	Depreciation/Payments		(22,132,077)	(20,182,677)
112	Gross Credit Losses	(42)	(828,723)	(879,313)
113	Early Terminations	(662)	(14,185,104)	(13,141,850)
114	Scheduled Terminations	(1,510)	(28,573,609)	(27,009,405)
115	Repurchase/Reallocation	(118)	(2,443,372)	(2,307,005)

116	Pool Balance - End of Period	63,996	1,480,718,970	1,350,007,292

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	63,114	1,333,196,344	98.75%
119	31 - 90 Days Delinquent	760	14,533,234	1.08%
120	90+ Days Delinquent	122	2,277,714	0.17%

121	Total	63,996	1,350,007,292	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		42	879,313
124	Aggregate Liquidation Proceeds on charged-off units			(563,098)
125	Recoveries on charged-off units			(21,697)

126	Current Period Aggregate Net Credit Losses/(Gains)		42	294,518

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		154	1,087,023
129	Current Period Net Credit Losses (Item 119)		42	294,518

130	Ending Cumulative Net Residual Losses		196	1,381,542

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.08%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-1-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
11/20/2005	51,968,610
12/20/2005	38,901,150
01/20/2006	37,044,953
02/20/2006	35,726,899
03/20/2006	33,702,779
04/20/2006	37,595,254
05/20/2006	33,965,387
06/20/2006	30,229,196
07/20/2006	32,410,355
08/20/2006	47,438,844
09/20/2006	48,098,025
10/20/2006	48,632,001
11/20/2006	48,717,505
12/20/2006	49,653,175
01/20/2007	49,648,610
02/20/2007	41,805,184
03/20/2007	34,005,525
04/20/2007	34,948,512
05/20/2007	33,933,938
06/20/2007	27,120,927
07/20/2006	29,186,257
08/20/2007	34,070,781
09/20/2007	35,720,059
10/20/2007	40,668,807
11/20/2007	34,171,236
12/20/2007	31,439,813
01/20/2008	28,254,194
02/20/2008	22,246,536
03/20/2008	34,661,223
04/20/2008	46,023,270
05/20/2008	27,569,319
06/20/2008	32,897,246
07/20/2008	33,793,949
08/20/2008	23,537,910
09/20/2008	21,705,933
10/20/2008	20,589,293
11/20/2008	15,069,537
12/20/2008	21,588,824
01/20/2009	16,182,005
02/20/2009	975,283
03/20/2009	221,486
04/20/2009	214,401
05/20/2009	181,942
06/20/2009	205,063
07/20/2009	220,076
08/20/2009	262,647
09/20/2009	277,190
10/20/2009	530,178
11/20/2009	699,973
12/20/2009	900,671
01/20/2010	386,232
02/20/2010	8,739
03/20/2010	294
04/20/2010	96
Total:	1,350,007,292

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(1) each collection period is a calendar month rather than a fiscal month,
(2) timely receipt of all monthly rental payments and sales proceeds,
(3) no credit or residual losses and
(4) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.